                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant |X|

Filed by a party other than the registrant o

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         / /      Definitive Proxy Statement
         /X/      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                                 WHX CORPORATION
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                  (Name of Registrant as Specified in Charter)

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      (Name of Person(s) filing Proxy Statement, if other than Registrant)

         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1)      Title  of  each  class  of  securities  to  which  transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):

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         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

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         / /      Fee paid previously with preliminary materials.

         / /      Check  box if any part of the fee is  offset  as  provided  by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

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         (2)      Form, Schedule or Registration Statement no.:

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         (3)      Filing Party:

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         (4)      Date Filed:

                                 WHX CORPORATION
                              110 EAST 59TH STREET
                            NEW YORK, NEW YORK 10022

                                                                    June 4, 2001

Dear Fellow Stockholder:

We have  previously  sent  to you  proxy  material  for the  Annual  Meeting  of
Stockholders  of WHX  Corporation  to be held on July 9,  2001.  YOUR  BOARD  OF
DIRECTORS HAS UNANIMOUSLY  RECOMMENDED THAT  STOCKHOLDERS VOTE FOR ALL PROPOSALS
ON THE AGENDA.

YOUR  VOTE IS  IMPORTANT,  NO  MATTER  HOW MANY OR HOW FEW  SHARES  YOU MAY OWN.
Whether or not you have  already  done so,  please vote today by  telephone,  by
Internet,   or  by  signing  and  returning  the  enclosed  proxy  card  in  the postage-paid envelope provided.

Very truly yours,

MARVIN L. OLSHAN
Secretary

                                 IMPORTANT NOTE:

       Remember, you can now vote by telephone, via the Internet by mail.
             Please refer to your proxy card for easy instructions.

             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-888-750-5834.